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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Memry Corporation (the "Company") on Form 10-K for the fiscal year ended June 30, 2001 as filed with the Securities and Exchange Commission on September 28, 2001, as amended by Form 10-K/A filed on the date hereof (the "Report"), I, Robert P. Belcher, Senior Vice President - Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

 /s/ Robert P. Belcher
-----------------------
Robert P. Belcher
Senior Vice President - Finance and
Administration and Chief Financial Officer

Dated: August 19, 2002


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.